FINANCIAL ASSETS PLEDGED AS COLLATERAL - Summary of Financial Assets Pledged as Collateral (Detail) - ARS ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023
Disclosure of financial assets pledged as collateral [abstract]
Deposits as Collateral	$ 910,498,756	$ 578,177,559
Special Accounts as Collateral: Argentine Central Bank	225,710,492	197,498,064
Forward Purchases of Monetary Regulation Instruments	77,529,934	94,275,958
Less: Allowances	(57,355)	(14,512)
Total	$ 1,213,681,827	$ 869,937,069